Inventories	12 Months Ended
Dec. 31, 2021
Classes of current inventories [abstract]
Inventories
20 Inventories

	2021 £m	2020 £m

Raw materials and consumables	2,100	2,362

Finished goods and work in progress	3,046	3,549

Goods purchased for resale	133	87

	5,279	5,998
Inventories pledged as security for liabilities amount to £nil (2020: £2 million). Write-offs taken to other operating expenses in the Group income statement were £215 million (2020: £309 million; 2019: £255 million). In 2020, this included £24 million in relation to the restructuring in Indonesia (refer to note 7) and £47 million as a result of the decision to withdraw glo Sens from Japan. Goods purchased for resale include Group brands produced under third-party contract manufacturing arrangements.